UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2021

BROADWIND, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3240 South Central Avenue, Cicero, Illinois 60804

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 780-4800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BWEN	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On April 30, 2021, Broadwind, Inc. (the “Company”) held its Annual Meeting of Stockholders. Matters voted on by the stockholders included: (i) election of seven directors to hold office for a term of one year or until their successors are duly elected and qualified; (ii) a non-binding advisory vote to approve the compensation of the Company’s named executive officers (“Say-on-Pay” vote); (iii) approval of a second amendment (the “EIP Amendment”) to the Amended and Restated Broadwind, Inc. 2015 Equity Incentive Plan, as previously amended (the “A&R 2015 EIP”) to increase the number of shares of common stock available for awards under such plan (the “Share Increase”), and (iv) ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2021. The results of the stockholders’ votes are reported below:

1. With respect to the election of directors, the following directors were elected by the indicated votes:

NAME OF CANDIDATE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Eric B. Blashford	7,365,368	71,930	34,749	4,616,769
Philip J. Christman	7,382,532	53,984	35,531	4,616,769
Terence P. Fox	4,730,073	2,718,190	23,784	4,616,769
Stephanie K. Kushner	7,079,659	367,804	24,584	4,616,769
David P. Reiland	6,849,747	588,693	33,607	4,616,769
Thomas A. Wagner	7,122,128	316,116	33,803	4,616,769
Cary B. Wood	7,394,218	44,203	33,626	4,616,769

2. With respect to the non-binding advisory vote to approve the compensation of the Company’s named executive officers (“Say-on-Pay” vote):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,273,537	131,914	66,596	4,616,769

3. With respect to the approval of the EIP Amendment to the A&R 2015 EIP regarding the Share Increase:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,926,041	491,476	54,530	4,616,769

4. With respect to the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2021:

FOR	AGAINST	ABSTAIN
11,981,880	60,017	46,919

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND, INC.

May 5, 2021	By:	/s/ Jason L. Bonfigt

Jason L. Bonfigt
Vice President and Chief Financial Officer
(Principal Financial Officer)